UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 3, 2004

Radnor Holdings Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

333-19495	23-2674715
(Commission File Number)	(IRS Employer Identification No.)

Three Radnor Corporate Center, Suite 300 100 Matsonford Road, Radnor, Pennsylvania	19087
(Address of Principal Executive Offices)	(Zip Code)

610-341-9600

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On December 3, 2004, WinCup Holdings, Inc., a wholly-owned subsidiary of Radnor Holdings Corporation (“WinCup”), as the tenant, entered into a Second Amendment to Amended Lease (the “Second Amendment”), with Shawland LLC, as the landlord, for WinCup’s Jacksonville, Florida plant and warehouse. The existing lease for the plant and warehouse will expire on May 31, 2005. The Second Amendment provides, among other things, for an extension of the term for five years commencing March 1, 2005 and expiring February 28, 2010, and an option exercisable by WinCup to renew the term for an additional period of two years.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RADNOR HOLDINGS CORPORATION

Date: December 8, 2004	By:	/s/ Michael T. Kennedy
Michael T. Kennedy
President and Chief Executive Officer

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